UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2013 (August 5, 2013)

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of principal executive offices with zip code)

(514) 744-6792

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 8, 2013, Valeant Pharmaceuticals International, Inc., a corporation organized under the laws of Canada (the “Company”), filed a Current Report on Form 8-K reporting that pursuant to the Agreement and Plan of Merger, dated May 24, 2013 (as amended, the “Merger Agreement”), among Valeant Pharmaceuticals International, a Delaware corporation (“VPI”), Stratos Merger Corp., a Delaware corporation and wholly owned subsidiary of VPI (“Merger Sub”), Bausch & Lomb Holdings Incorporated, a Delaware corporation (“B&L”) and, with respect to limited provisions of the Merger Agreement, the Company, Merger Sub merged with and into B&L, with B&L continuing as the surviving entity and wholly owned subsidiary of VPI (the “Merger”). B&L is a leading global eye health company. This Form 8-K/A is being filed to provide the historical and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of B&L required by Item 9.01(a) of Form 8-K and related notes are filed as Exhibit 99.2 to this amendment. The unaudited consolidated financial statements of B&L required by Item 9.01(a) of Form 8-K and related notes are filed as Exhibit 99.3 to this amendment.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of B&L required by Item 9.01(b) of Form 8-K and related notes are filed as Exhibit 99.4 to this amendment.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

2.1	Agreement and Plan of Merger, dated as of May 24, 2013, among Valeant Pharmaceuticals International, Inc., Valeant Pharmaceuticals International, Stratos Merger Corp. and Bausch & Lomb Holdings Incorporated (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K (File No. 001-14956) filed on May 31, 2013).

23.1	Consent of PricewaterhouseCoopers LLP (U.S.).

23.2	Consent of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft.

99.2	Audited Consolidated Financial Statements and Related Notes of Bausch & Lomb Holdings Incorporated as at and for the years ended December 29, 2012 and December 31, 2011, together with the report of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft relating to the consolidated financial statements of Technolas Perfect Vision GmbH (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K (File No. 001-14956) filed on June 10, 2013).

99.3	Unaudited Consolidated Financial Statements and Related Notes of Bausch & Lomb Holdings Incorporated as at and for the quarterly period ended June 29, 2013.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

Date: October 18, 2013	By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller

	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of May 24, 2013, among Valeant Pharmaceuticals International, Inc., Valeant Pharmaceuticals International, Stratos Merger Corp. and Bausch & Lomb Holdings Incorporated (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K (File No. 001-14956) filed on May 31, 2013).

23.1	Consent of PricewaterhouseCoopers LLP (U.S.).

23.2	Consent of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft.

99.2	Audited Consolidated Financial Statements and Related Notes of Bausch & Lomb Holdings Incorporated as at and for the years ended December 29, 2012 and December 31, 2011, together with the report of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft relating to the consolidated financial statements of Technolas Perfect Vision GmbH (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K (File No. 001-14956) filed on June 10, 2013).

99.3	Unaudited Consolidated Financial Statements and Related Notes of Bausch & Lomb Holdings Incorporated as at and for the quarterly period ended June 29, 2013.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes.